SEMI ANNUAL REPORT

                               FEBRUARY 28, 1998

                               TEMPLETON CAPITAL
                             ACCUMULATOR FUND, INC.

[FRANKLIN TEMPLETON LOGO]

PAGE


[FRANKLIN TEMPLETON CELEBRATING 50 YEARS LOGO]

Thank you for investing with Franklin Templeton. We encourage our investors to maintain a long-term perspective, and to expect that mixed in with the good years can be some bad years. It's important to remember that all securities markets move both up and down, as do mutual fund share prices. We appreciate your past support and look forward to serving your investment needs in the years ahead.

In 1992, Sir John Templeton retired after a 50-year career of helping investors manage their money. Currently he devotes all of his time and efforts to the John Templeton Foundation. A major portion of his assets remain invested in the Templeton funds, which are managed by many of the investment professionals he selected and trained.


[PHOTO OF GARY P. MOTYL APPEARS HERE]

GARY P. MOTYL
Portfolio Manager
Templeton Capital Accumulator
Fund, Inc.

PAGE


SHAREHOLDER LETTER

Your Fund's Objective: Templeton Capital Accumulator Fund seeks long-term capital growth by investing in stocks and debt obligations of companies and governments of any nation.

Dear Shareholder:

We are pleased to bring you the semi-annual report of Templeton Capital Accumulator Fund, which covers the period ended February 28, 1998. During this time, stock markets provided something for every investor. Bulls could celebrate the strong performance of the U.S. equity market, which was driven by subdued inflation, healthy corporate earnings, and large capital inflows into mutual funds. And bears could feast on the carnage inflicted on Asian developing countries whose stocks posted sharp, double-digit declines due to currency crises in the region. Within this environment, Templeton Capital Accumulator Fund posted a six-month cumulative total return of 6.58%, as discussed in the Performance Summary on page 6.

In the U.S., price-to-book value ratios were well-above and dividend yields were well-below their averages for the last 20 years.(1) Because valuations were so high, we found it difficult to









CONTENTS


Shareholder Letter ........   1

Performance Summary .......   6

Financial Highlights &
Statement of Investments ..   8

Financial Statements ......  15

Notes to Financial
Statements ................  18

[FUND CATEGORY PYRAMID]

(1). Source: Morgan Stanley Capital International(R) USA index. This index is designed to measure the performance of the stock market of the United States. You may find a complete listing of the Fund's portfolio holdings including the number of shares and dollar value beginning on page 9 of this report.

PAGE


GEOGRAPHIC DISTRIBUTION
Based on Total Net Assets
2/28/98


European Stocks          46.6%
North American Stocks    18.6%
Asian Stocks             10.5%
Latin American Stocks     5.7%
Australian &
New Zealand Stocks        5.4%
Short Term
Investments &
Other Net Assets         13.2%


discover large numbers of undervalued U.S. securities. Since the Dow Jones(R) Industrial Average rose 13.1% between August 31, 1997 and February 28, 1998, our low U.S. exposure negatively impacted the Fund's performance.(2)

Throughout the six months under review, Europe appeared to be progressing toward successful implementation of a single currency and greater economic integration. In addition, many individual companies there exhibited solid underlying fundamentals, and their stock valuations appeared to be very attractive compared with their counterparts around the world. As a result, Europe remained our largest geographic exposure, representing 46.6% of the Fund's total net assets at the close of the period.

Although our holdings in Indonesia, Malaysia, South Korea, and Hong Kong did not comprise a large portion of the Fund's portfolio, they suffered along with these markets. And despite the fact that public funds were used to stabilize the banking sector, and deregulation of the financial industry is expected, the Japanese economy continued to falter. Fortunately, we had very little exposure to Japan. Even assuming a healthy economic recovery, Japanese stocks remained among the world's most expensive, and we do not anticipate increasing our weighting unless valuations drop considerably.

During the six months under review, we established positions in several companies that we believed offered solid, long-term value. For example, we purchased shares of General Electric Co. Plc., a U.K. electrical and electronics producer with exposure to the defense,

(2). Source: Standard & Poor's(R) Micropal. Price appreciation includes reinvested dividends. Total return calculated by Wilshire Associates, Inc. An index is an unmanaged group of securities that is used to measure market performance.


2

PAGE


power generation and telecommunications areas. We also bought stock in Mayne Nickless Ltd., A, an Australian transportation firm which has diversified into the healthcare services business, and augmented our holdings of Telecomunicacoes Brasileiras SA (Telebras), the large Brazilian telecommunications company.

On the sell side, we eliminated our positions in Brambles Industries Ltd., an Australian transportation services company, and Merloni Elettrodomestici SpA, an Italian appliance manufacturer. These stocks had performed well, and we sold them at a profit when they reached our target prices.

Looking forward, we believe Asian economies and financial markets will take some time to fully recover. Many Asian companies carried significant amounts of U.S. dollar-denominated debt on their balance sheets, and as local currencies depreciated against the U.S. dollar, these corporations found that they had to devote a larger portion of their cash flow to service that debt. In our opinion, many companies will find the burden too great, and will go out of business or have to find additional financing, thus diluting shareholder value. But some companies will benefit from the current turmoil, and we are striving to identify stocks that have been driven to levels that may represent good long-term value.

Five years ago, investors asked us why they should invest in developed markets. Wouldn't it be wiser to invest in emerging markets? That's where strong economic growth and high stock market returns existed - at least until late 1993. However, over the past few

  TOP 10 EQUITY HOLDINGS
  2/28/98

  COMPANY,                           % OF TOTAL
  INDUSTRY, COUNTRY                  NET ASSETS

  Foreningssparbanken AB, A
  Banking, Sweden                      2.1%

  Merita Ltd., A
  Banking, Finland                     1.7%

  Telefonica de Espana SA
  Telecommunications, Spain            1.6%

  Nokia AB, A
  Telecommunications, Finland          1.5%

  Philips Electronics NV
  Electrical & Electronics,
  Netherlands                          1.4%

  Fiat SpA
  Automobiles, Italy                   1.3%

  Windmere-Durable Holdings Inc.
  Health & Personal Care, U.S.         1.2%

  British Energy Ltd.
  Utilities Electrical & Gas,
  United Kingdom                       1.2%

  Dayton-Hudson Corp.
  Merchandising, U.S.                  1.1%

  Societe Elf Aquitaine SA
  Energy Sources, France               1.1%


                                                                               3

PAGE


  TOP 10 INDUSTRIES
  2/28/98

                                  % OF TOTAL
  INDUSTRY                        NET ASSETS

  Banking                           10.8%

  Telecommunications                 9.4%

  Utilities Electrical & Gas         5.2%

  Electrical & Electronics           4.5%

  Forest Products & Paper            4.5%

  Insurance                          4.3%

  Merchandising                      4.0%

  Health & Personal Care             3.9%

  Automobiles                        3.7%

  Chemicals                          3.6%

years, many emerging markets have produced losses, while developed markets (particularly the U.S.) have performed extremely well. Today, investors are asking the opposite question, and now, as then, our answer is: It is not unusual for overvalued markets or stocks to remain overvalued for a period of time, but eventually overvaluation is corrected, and one of the best ways to reduce risk is to invest intelligently in the most undervalued securities worldwide, whether in developed or developing markets. We, therefore, remain committed to a disciplined, value-oriented investment approach wherever we find what we believe to be the most undervalued securities.

As always, we remind our shareholders that investments in foreign securities involve special risks, such as adverse economic, social and political developments in the countries where the Fund is invested, as well as currency and market volatility. Emerging markets are represented in the Fund's portfolio, and involve heightened risks associated with the same factors as well as those related to their relatively small size and lesser liquidity. While short-term volatility can be disconcerting, declines of as much as 40% to 50% are not unusual in emerging markets. For example, the Hong Kong equity market has increased 1,268% in the last 15 years, but has suffered five declines of more than 20% during that time.(3) These risks and other considerations are discussed in the Fund's prospectus.

This discussion reflects the strategies we employed for the Fund during the six months under review, and includes our opinions as of the close of the period. Because economic and market conditions are


4

PAGE


constantly changing, our strategies and our evaluations, conclusions and decisions regarding portfolio holdings may change as new circumstances arise. All figures shown are as of February 28, 1998, and the Fund's holdings can be expected to change with market developments and management of the portfolio. Although past performance of a specific investment or sector cannot guarantee future performance, such information can be useful in analyzing the securities we purchase or sell for the Fund.

We appreciate your support, and welcome any comments or suggestions you may have.

Sincerely,


/s/ Gary P. Motyl
------------------
Gary P. Motyl, CFA
President
Templeton Capital Accumulator Fund, Inc.


(3). Source: Bloomberg. Market return is measured in local currency terms, and includes reinvested dividends. Based on quarterly percentage price change over 15 years ended December 31, 1997.


                                                                               5

PAGE


PERFORMANCE SUMMARY

Templeton Capital Accumulator Fund produced a 6.58% cumulative total return for the six-month period ended February 28, 1998. Cumulative total return measures the change in value of an investment, assuming reinvestment of dividends and capital gains, if any, and does not include the sales and creation charges. We have always maintained a long-term perspective when managing the Fund, and we encourage shareholders to view their investments in a similar manner. As you can see from the table on page 7, the Fund's shares delivered a cumulative total return of more than 177% since its inception on March 1, 1991.

The Fund's share price, as measured by net asset value, increased $0.24, from $10.97 on August 31, 1997, to $11.21 on February 28, 1998. During the reporting period, shareholders received per-share distributions of 18.5 cents ($0.185) in income dividends, 2.5 cents ($0.025) in short-term capital gains, and 25.5 cents ($0.255) in long-term capital gains. Distributions will vary depending on income earned by the Fund and any profits realized from the sale of securities in the portfolio, as well as the level of the Fund's operating expenses.

Past performance is not predictive of future results.


6

PAGE


  TEMPLETON CAPITAL ACCUMULATOR FUND
  Periods ended 2/28/98

                                                                 SINCE
                                                               INCEPTION
                                    1-YEAR   3-YEAR   5-YEAR   (3/1/91)
-----------------------------------------------------------------------
  Cumulative Total Return(1)        17.15%   69.18%   132.03%   177.33%
  Average Annual Total Return(2)    17.15%   19.16%    18.33%    15.69%
  Value of $10,000 Investment(3)  $11,715  $16,918   $23,203   $27,733

                            2/28/94   2/28/95    2/29/96    2/28/97    2/28/98
------------------------------------------------------------------------------
  One-Year Total Return(4)   40.15%    -2.14%     18.68%     21.68%     17.15%

(1). Cumulative total return represents the change in value of an investment over the periods indicated and does not include any sales and creation charges.

(2). Average annual total return represents the average annual change in value of an investment over the indicated periods.

(3). These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

(4). One-year total return represents the change in value of an investment over the one-year periods ended on the dates indicated.

All calculations assume reinvestment of dividends and capital gains at net asset value. Calculations do not include the effect of paying sales and creation charges applicable to purchases of Fund shares through Templeton Capital Accumulation Plans, which may vary as discussed in the Plans' prospectus. For the first year of a Plan, these charges can amount to 50% of the total amount invested during the year. Total returns would have been lower if these charges had been applied. Please refer to the Templeton Capital Accumulation Plans' prospectus for information regarding applicable charges.

Investment return and principal value will fluctuate with market conditions, currency volatility, and the economic, social and political climates of countries where investments are made. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares.

Past expense waivers by the Fund's manager increased the Fund's total returns. Without these waivers, the Fund's total returns would have been lower.

Past performance is not predictive of future results.


                                                                               7

PAGE



TEMPLETON CAPITAL ACCUMULATOR FUND, INC.
Financial Highlights

                                                    SIX MONTHS
                                                       ENDED                          YEAR ENDED AUGUST 31,
                                                 FEBRUARY 28, 1998    -----------------------------------------------------
                                                    (UNAUDITED)         1997        1996       1995       1994       1993
                                                 --------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE+
(For a share outstanding throughout the
  period)
Net asset value, beginning of period.........          $10.97            $9.08       $7.97      $8.10      $6.87      $5.48
                                                 --------------------------------------------------------------------------
Income from investment operations:
 Net investment income.......................             .04              .18         .19        .14        .09        .10
 Net realized and unrealized gain............             .67             2.03        1.10        .12       1.30       1.44
                                                 --------------------------------------------------------------------------
Total from investment operations.............             .71             2.21        1.29        .26       1.39       1.54
                                                 --------------------------------------------------------------------------
Less distributions from:
 Net investment income.......................            (.19)            (.18)       (.15)      (.10)      (.07)      (.10)
 Net realized gains..........................            (.28)            (.14)       (.03)      (.29)      (.09)      (.05)
                                                 --------------------------------------------------------------------------
Total distributions..........................            (.47)            (.32)       (.18)      (.39)      (.16)      (.15)
                                                 --------------------------------------------------------------------------
Net asset value, end of period...............          $11.21           $10.97       $9.08      $7.97      $8.10      $6.87
                                                 ==========================================================================
Total Return*................................           6.58%           25.06%      16.50%      3.40%     20.64%     29.11%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)............        $204,749         $172,683    $108,019    $65,538    $38,323    $18,365
Ratios to average net assets:
 Expenses....................................           1.00%**          1.00%       1.00%      1.00%      1.00%      1.00%
 Expenses, excluding waiver and payments by
   affiliate.................................           1.09%**          1.13%       1.16%      1.34%      1.58%      1.91%
 Net investment income.......................            .86%**          2.00%       2.56%      2.37%      1.58%      1.99%
Portfolio turnover rate......................           3.59%            7.43%      11.08%     12.91%     15.25%     14.97%
Average commission rate paid***..............          $.0057           $.0110      $.0210         --         --         --

*Total return is not annualized.
**Annualized.
***Relates to purchases and sales of equity securities. Prior to fiscal year 1996 disclosure of average commission rate was not required.
+Per share amounts for all periods prior to August 31, 1996 have been restated to reflect a 2-for-1 stock split effective March 27, 1996.
                       See Notes to Financial Statements.
 8

PAGE



TEMPLETON CAPITAL ACCUMULATOR FUND, INC.
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1998 (UNAUDITED)

                                                                 COUNTRY         SHARES           VALUE
                                                                 --------------------------------------
COMMON STOCKS 82.8%
AEROSPACE & MILITARY TECHNOLOGY .1%
Raytheon Co., A.............................................  United States          1,594     $     92,452
                                                                                               ------------
APPLIANCES & HOUSEHOLD DURABLES 2.0%
Electrolux AB, B............................................      Sweden            22,250        1,696,881
Fisher & Paykel Ltd. .......................................   New Zealand         300,200          974,088
Sony Corp. .................................................      Japan             14,600        1,319,905
                                                                                               ------------
                                                                                                  3,990,874
                                                                                               ------------
AUTOMOBILES 3.7%
Fiat SpA....................................................      Italy            742,500        2,613,673
Ford Motor Co. .............................................  United States         24,000        1,357,500
General Motors Corp. .......................................  United States         25,000        1,723,440
Volvo AB, B.................................................      Sweden            71,000        1,921,798
                                                                                               ------------
                                                                                                  7,616,411
                                                                                               ------------
BANKING 10.0%
ABN Amro Holding NV.........................................   Netherlands          60,000        1,332,453
Australia & New Zealand Banking Group Ltd. .................    Australia          200,000        1,371,277
Bank of Montreal............................................      Canada            10,000          533,989
Bankinter SA................................................      Spain             22,500        1,443,021
Banque Nationale de Paris...................................      France            28,000        1,694,319
Barclays Plc. ..............................................  United Kingdom        22,100          657,560
BPI Socieda de Gestora de Participacoes Socias SA...........     Portugal           25,171          903,609
Fokus Bank AS...............................................      Norway           100,000          871,034
Foreningssparbanken AB, A...................................      Sweden           136,800        4,207,389
HSBC Holdings Plc. .........................................    Hong Kong           55,200        1,597,004
*Korea Long Term Credit Bank................................   South Korea         164,120          994,973
Merita Ltd., A..............................................     Finland           600,000        3,487,263
Nationsbank Corp. ..........................................  United States         11,600          794,600
*Philippine National Bank...................................   Philippines         132,383          271,256
PT Bank Bali, fgn. .........................................    Indonesia          490,000           44,196
PT Bank Pan Indonesia TBK...................................    Indonesia          420,300           28,177
*PT Bank Pan Indonesia TBK, wts. ...........................    Indonesia           60,042              483
Thai Farmers Bank Public Co. Ltd., fgn. ....................     Thailand          100,000          299,652
                                                                                               ------------
                                                                                                 20,532,255
                                                                                               ------------
BROADCASTING & PUBLISHING .2%
News Corp. Ltd. ............................................    Australia           70,000          444,307
                                                                                               ------------
BUILDING MATERIALS & COMPONENTS 2.0%
Pioneer International Ltd. .................................    Australia          675,815        1,949,802
Siam City Cement Public Co. Ltd., fgn. .....................     Thailand          153,802          446,580
Svedala Industri, A.........................................      Sweden           100,000        1,775,333
                                                                                               ------------
                                                                                                  4,171,715
                                                                                               ------------

                                                                               9

PAGE


TEMPLETON CAPITAL ACCUMULATOR FUND, INC.
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1998 (UNAUDITED) (CONT.)

                                                                 COUNTRY         SHARES           VALUE
                                                                 --------------------------------------
COMMON STOCKS (CONT.)
BUSINESS & PUBLIC SERVICES 2.3%
Esselte AB, B...............................................      Sweden            40,000     $    817,653
Lex Service Plc. ...........................................  United Kingdom       165,000        1,299,384
SGS Societe Generale de Surveillance Holdings Ltd., br. ....   Switzerland             460          846,914
Waste Management Inc. ......................................  United States         18,000          450,000
Wheelabrator Technologies Inc. .............................  United States         76,000        1,239,750
                                                                                               ------------
                                                                                                  4,653,701
                                                                                               ------------
CHEMICALS 3.6%
Akzo Nobel NV...............................................   Netherlands           7,500        1,523,589
Courtaulds Plc. ............................................  United Kingdom       150,000          868,645
Great Lakes Chemical Corp. .................................  United States         22,000        1,069,750
*Methanex Corp. ............................................      Canada            76,000          619,427
Rhone-Poulenc SA, A.........................................      France            46,000        2,122,437
Solvay SA...................................................     Belgium            20,000        1,255,677
                                                                                               ------------
                                                                                                  7,459,525
                                                                                               ------------
DATA PROCESSING & REPRODUCTION 1.7%
*3Com Corp. ................................................  United States         38,500        1,376,375
*Bay Networks Inc...........................................  United States         59,000        1,998,625
                                                                                               ------------
                                                                                                  3,375,000
                                                                                               ------------
ELECTRICAL & ELECTRONICS 4.6%
ABB AG, br. ................................................   Switzerland             652          889,192
Alcatel Alsthom Cie Generale D'Electricite SA...............      France             6,661          867,469
GP Batteries International Ltd. ............................    Singapore           56,000          181,425
General Electric Co. Plc. ..................................  United Kingdom       180,000        1,181,752
Hitachi Ltd. ...............................................      Japan            165,000        1,240,444
Matsushita Electric Industrial Co. Ltd. ....................      Japan             99,000        1,444,568
Motorola Inc. ..............................................  United States         10,000          557,500
Philips Electronics NV......................................   Netherlands          37,940        2,950,796
                                                                                               ------------
                                                                                                  9,313,146
                                                                                               ------------
ELECTRONIC COMPONENTS & INSTRUMENTS .7%
Intel Corp. ................................................  United States         16,000        1,435,000
                                                                                               ------------
ENERGY SOURCES 3.2%
Norsk Hydro AS..............................................      Norway            20,000          873,674
Saga Petroleum AS, B........................................      Norway            49,070          731,789
Societe Elf Aquitaine SA....................................      France            20,000        2,279,043
Total SA, B.................................................      France            13,000        1,427,937
YPF Sociedad Anonima, ADR...................................    Argentina           37,500        1,185,938
                                                                                               ------------
                                                                                                  6,498,381
                                                                                               ------------

 10

PAGE


TEMPLETON CAPITAL ACCUMULATOR FUND, INC.
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1998 (UNAUDITED) (CONT.)

                                                                 COUNTRY         SHARES           VALUE
                                                                 --------------------------------------
COMMON STOCKS (CONT.)
FINANCIAL SERVICES 2.2%
Axa-UAP.....................................................      France            21,257     $  2,058,764
Industrial Credit & Inv. Corp. of India, GDR, 144A..........      India             76,300        1,192,188
Onbancorp Inc. .............................................  United States         18,000        1,307,250
                                                                                               ------------
                                                                                                  4,558,202
                                                                                               ------------
FOOD & HOUSEHOLD PRODUCTS .7%
Archer-Daniels Midland Co. .................................  United States         40,000          897,500
IBP Inc. ...................................................  United States         23,000          513,188
                                                                                               ------------
                                                                                                  1,410,688
                                                                                               ------------
FOREST PRODUCTS & PAPER 4.5%
Asia Pulp & Paper Co. Ltd., ADR.............................    Indonesia           45,000          537,188
Boise Cascade Corp. ........................................  United States         14,000          466,375
Enso OY, R..................................................     Finland           140,400        1,269,931
Georgia-Pacific Corp. ......................................  United States         16,000          939,000
Georgia-Pacific Timber Group................................  United States         16,000          365,000
*Hansol Paper Co. Ltd., GDS.................................   South Korea          22,373           61,526
International Paper Co. ....................................  United States         26,000        1,212,250
Mayr-Melnhof Karton AG......................................     Austria            11,000          640,466
Mo Och Domsjoe AB, B........................................      Sweden            34,000          990,436
Portucel Industrial Empresa Product Celulose, ADR, 144A.....     Portugal           49,100          372,610
*PT Inti Indorayon Utama....................................    Indonesia          450,000           60,335
*Shorewood Packaging Corp. .................................  United States         27,500          673,750
Stora Kopparbergs Bergslags AB, B...........................      Sweden            90,000        1,299,619
Unipapel SA.................................................      Spain             12,000          327,826
                                                                                               ------------
                                                                                                  9,216,312
                                                                                               ------------
HEALTH & PERSONAL CARE 3.9%
Astra AB, B.................................................      Sweden            53,333        1,043,522
Medeva Plc. ................................................  United Kingdom       480,000        1,241,557
Novartis AG.................................................   Switzerland             853        1,557,096
*Nycomed Amersham Plc. .....................................  United Kingdom        46,843        1,700,077
Windmere-Durable Holdings Inc. .............................  United States         90,000        2,475,000
                                                                                               ------------
                                                                                                  8,017,252
                                                                                               ------------
INDUSTRIAL COMPONENTS 3.1%
BTR Plc. ...................................................  United Kingdom       465,000        1,231,486
Exide Corp. ................................................  United States         40,500          898,594
Flowserve Corp. ............................................  United States         39,020        1,236,446
Goodyear Tire & Rubber Co. .................................  United States         23,000        1,589,875
*Granges AB.................................................      Sweden            11,125          191,942
SKF AB, B...................................................      Sweden            55,000        1,138,026
                                                                                               ------------
                                                                                                  6,286,369
                                                                                               ------------
INSURANCE 4.3%
Aegon NV....................................................   Netherlands          17,500        1,994,521
American International Group Inc. ..........................  United States         15,375        1,847,883

                                                                              11

PAGE


TEMPLETON CAPITAL ACCUMULATOR FUND, INC.
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1998 (UNAUDITED) (CONT.)

                                                                 COUNTRY         SHARES           VALUE
                                                                 --------------------------------------
COMMON STOCKS (CONT.)
INSURANCE (CONT.)
ING Groep NV................................................   Netherlands          32,500     $  1,721,696
Skandia Foersaekrings AB....................................      Sweden            35,000        1,977,871
Swiss Reinsurance Company Zurich............................   Switzerland             605        1,276,008
                                                                                               ------------
                                                                                                  8,817,979
                                                                                               ------------
MACHINERY & ENGINEERING 2.3%
New Holland NV..............................................   Netherlands          62,800        1,554,300
SIG Swiss Industrial Company Holdings Ltd., bearer..........   Switzerland             500        1,411,524
Tata Engineering & Locomotive Co Telco, GDR, 144A...........      India            105,000          847,875
VA Technologie AG...........................................     Austria             6,000          832,291
                                                                                               ------------
                                                                                                  4,645,990
                                                                                               ------------
MERCHANDISING 4.0%
Arcadia Group Plc. .........................................  United Kingdom        46,875          381,886
*Circuit City Stores Inc., Carmax Group.....................  United States         92,000          851,000
Dairy Farm International Holdings Ltd. .....................    Hong Kong          450,000          540,000
Dayton-Hudson Corp. ........................................  United States         30,000        2,319,375
*Debenhams Plc. ............................................  United Kingdom        93,750          647,159
*K Mart Corp. ..............................................  United States         60,000          802,500
Sa des Galeries Lafayette...................................      France               898          582,522
Storehouse Plc. ............................................  United Kingdom       475,000        2,038,576
                                                                                               ------------
                                                                                                  8,163,018
                                                                                               ------------
METALS & MINING 1.8%
*Industrias Penoles SA......................................      Mexico           165,000          696,815
Pechiney SA, A..............................................      France            34,000        1,509,496
RGC Ltd. ...................................................    Australia          302,775          411,077
WMC Ltd. ...................................................    Australia          300,000        1,014,202
                                                                                               ------------
                                                                                                  3,631,590
                                                                                               ------------
MISCELLANEOUS MATERIALS & COMMODITIES .9%
Golden Hope Plantations Bhd., fgn. .........................     Malaysia          748,000          991,935
Unitor ASA..................................................      Norway            70,000          873,014
                                                                                               ------------
                                                                                                  1,864,949
                                                                                               ------------
MULTI-INDUSTRY 2.7%
Cheung Kong Holdings Ltd. ..................................    Hong Kong          160,000        1,121,085
Hicom Holdings Bhd. ........................................     Malaysia          814,300          480,426
Hutchison Whampoa Ltd. .....................................    Hong Kong          201,500        1,424,879
Jardine Matheson Holdings Ltd. .............................    Hong Kong           62,336          291,732
Metro Pacific Corp. MDI.....................................   Philippines      10,112,000          422,022
Saha Union Public Co. Ltd., fgn. ...........................     Thailand          800,000          706,156
Swire Pacific Ltd., A.......................................    Hong Kong          170,000        1,023,184
Swire Pacific Ltd., B.......................................    Hong Kong          100,000          100,743
                                                                                               ------------
                                                                                                  5,570,227
                                                                                               ------------

 12

PAGE


TEMPLETON CAPITAL ACCUMULATOR FUND, INC.
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1998 (UNAUDITED) (CONT.)

                                                                 COUNTRY         SHARES           VALUE
                                                                 --------------------------------------
COMMON STOCKS (CONT.)
REAL ESTATE .9%
*Catellus Development Corp. ................................  United States         50,000     $    906,250
Equity Office Properties Trust..............................  United States         33,751          995,655
PT Jaya Properties..........................................    Indonesia          250,000           13,268
                                                                                               ------------
                                                                                                  1,915,173
                                                                                               ------------
TELECOMMUNICATIONS 8.4%
Asia Satellite Telecommunications Hldgs. Ltd. ..............    Hong Kong          215,000          397,094
British Telecommunications Plc. ............................  United Kingdom       174,000        1,754,391
Compania De Telecomunicaciones De Chile SA, Spons. ADR......      Chile             19,125          523,547
*Digital Telecommunications Philippines Inc. ...............   Philippines       3,218,000          186,082
Jasmine International Public Co. Ltd., fgn. ................     Thailand          400,000          278,746
Nokia AB, A.................................................     Finland            31,500        3,153,576
Philippine Long Distance Telephone Co. .....................   Philippines          30,000          810,811
PT Indosat TBK, ADR.........................................    Indonesia            9,600          144,000
Telecom Argentina Stet-France SA, ADR.......................    Argentina           49,200        1,805,025
Telecom Italia SpA..........................................      Italy            297,100        2,023,993
Telefonica de Argentina SA, B, ADR..........................    Argentina           36,600        1,317,600
Telefonica de Espana SA.....................................      Spain             95,500        3,286,035
Telefonos de Mexico SA (Telmex), L, ADR.....................      Mexico            25,000        1,267,188
Videsh Sanchar Nigam Ltd., GDR, 144A........................      India             17,400          228,375
                                                                                               ------------
                                                                                                 17,176,463
                                                                                               ------------
TEXTILES & APPAREL 1.3%
Dawson International Plc. ..................................  United Kingdom       265,000          224,843
Kellwood Co. ...............................................  United States         30,500          989,344
PT Indorama Synthetics......................................    Indonesia          793,440          221,631
Shaw Industries Inc. .......................................  United States        108,000        1,282,500
                                                                                               ------------
                                                                                                  2,718,318
                                                                                               ------------
TRANSPORTATION 2.1%
Cathay Pacific Airways Ltd. ................................    Hong Kong          150,000          128,834
Guangshen Railway Co. Ltd., ADR.............................      China             74,000          957,375
Kvaerner Industrier AS, A...................................      Norway            24,000          871,034
Mayne Nickless Ltd., A......................................    Australia          230,000        1,264,697
Qantas Airways Ltd., ADR, 144A..............................    Australia           65,000        1,108,250
                                                                                               ------------
                                                                                                  4,330,190
                                                                                               ------------
UTILITIES ELECTRICAL & GAS 5.2%
British Energy Ltd. ........................................  United Kingdom       325,000        2,390,730
Endesa SA, br. .............................................      Spain             49,200        1,088,071
Evn Energie-Versorgung Niederoesterreich AG.................     Austria             4,800          677,540
Iberdrola SA................................................      Spain            135,000        1,953,786
*Korea Electric Power Corp. ................................   South Korea          45,470          607,009
Nova Corp. .................................................      Canada            56,300          621,050

                                                                              13

PAGE


TEMPLETON CAPITAL ACCUMULATOR FUND, INC.
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1998 (UNAUDITED) (CONT.)

                                                                 COUNTRY         SHARES           VALUE
                                                                 --------------------------------------
COMMON STOCKS (CONT.)
UTILITIES ELECTRICAL & GAS (CONT.)
Public Service Co. of New Mexico............................  United States         70,000     $  1,631,875
VEBA AG.....................................................     Germany            26,000        1,754,403
                                                                                               ------------
                                                                                                 10,724,464
                                                                                               ------------
WHOLESALE & INTERNATIONAL TRADE .4%
Brierley Investments Ltd. ..................................   New Zealand       1,200,000          813,830
                                                                                               ------------
TOTAL COMMON STOCKS (COST $121,479,511).....................                                    169,443,781
                                                                                               ------------
PREFERRED STOCKS 4.0%
Banco Itau SA, pfd. ........................................      Brazil         2,700,000        1,595,894
Cia Vale do Rio Doce, ADR, pfd., A..........................      Brazil            46,000        1,001,283
Concessioni e Costruzioni Autostrade SpA, B, pfd. ..........      Italy            490,000        1,834,228
News Corp. Ltd., pfd. ......................................    Australia          312,000        1,704,999
Telecomunicacoes Brasileiras SA (Telebras), pfd., ADR.......      Brazil            16,427        2,011,281
                                                                                               ------------
TOTAL PREFERRED STOCKS (COST $4,559,498)....................                                      8,147,685
                                                                                               ------------

                                                                                PRINCIPAL
                                                                                AMOUNT**
                                                                                --------
SHORT TERM INVESTMENTS (COST $27,287,241) 13.3%
U.S. Treasury Bills, 4.93% to 5.18%, with maturities to
  5/28/98...................................................  United States    $27,480,000       27,292,020
                                                                                               ------------
TOTAL INVESTMENTS (COST $153,326,250) 100.1%................                                    204,883,486
OTHER ASSETS, LESS LIABILITIES (.1%)........................                                       (134,646)
                                                                                               ------------
TOTAL NET ASSETS 100.0%.....................................                                   $204,748,840
                                                                                               ============

*Non-income producing.
**Securities traded in U.S. dollars.

                       See Notes to Financial Statements.
 14

PAGE



TEMPLETON CAPITAL ACCUMULATOR FUND, INC.
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
FEBRUARY 28, 1998 (UNAUDITED)

Assets:
 Investments in securities, at value (cost $153,326,250)....    $204,883,486
 Cash.......................................................           1,203
 Receivables:
  Capital shares sold.......................................          69,140
  Dividends and interest....................................         268,848
 Other assets...............................................          87,117
                                                                ------------
      Total assets..........................................     205,309,794
                                                                ------------
Liabilities:
 Payables:
  Investment securities purchased...........................         213,240
  Capital shares redeemed...................................          43,425
  To affiliates.............................................         231,877
 Other liabilities..........................................          72,412
                                                                ------------
      Total liabilities.....................................         560,954
                                                                ------------
Net assets, at value........................................    $204,748,840
                                                                ============
Net assets consist of:
 Undistributed net investment income........................    $    249,286
 Net unrealized appreciation................................      51,557,236
 Accumulated net realized loss..............................        (324,133)
 Capital shares.............................................     153,266,451
                                                                ------------
Net assets, at value........................................    $204,748,840
                                                                ============
Net asset value per share ($204,748,840 / 18,270,222 shares
 outstanding)...............................................          $11.21
                                                                ============

                       See Notes to Financial Statements.
                                                                              15

PAGE



TEMPLETON CAPITAL ACCUMULATOR FUND, INC.
Financial Statements (continued)

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED FEBRUARY 28, 1998 (UNAUDITED)

Investment Income:
 (net of foreign taxes of $95,910)
 Dividends..................................................    $1,043,814
 Interest...................................................       662,049
                                                                ----------
      Total investment income...............................                     $ 1,705,863
                                                                                 -----------
Expenses:
 Management fees (Note 3)...................................       689,468
 Administrative fees (Note 3)...............................       137,891
 Custodian fees.............................................        27,210
 Reports to shareholders....................................       115,000
 Registration and filing fees...............................         9,500
 Professional fees (Note 3).................................        19,248
 Directors' fees and expenses...............................         5,300
 Other......................................................           946
                                                                ----------
      Total expenses........................................                       1,004,563
      Expenses waived/paid by affiliate (Note 3)............                         (87,117)
                                                                                 -----------
          Net expenses......................................                         917,446
                                                                                 -----------
            Net investment income...........................                         788,417
                                                                                 -----------
Realized and unrealized gains:
 Net realized gain from:
  Investments...............................................     2,159,436
  Foreign currency transactions.............................         3,740
                                                                ----------
     Net realized gain......................................                       2,163,176
     Net unrealized appreciation on investments.............                       9,403,559
                                                                                 -----------
Net realized and unrealized gain............................                      11,566,735
                                                                                 -----------
Net increase in net assets resulting from operations........                     $12,355,152
                                                                                 ===========

                       See Notes to Financial Statements.
 16

PAGE

TEMPLETON CAPITAL ACCUMULATOR FUND, INC.
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS

                                                                   SIX MONTHS
                                                                      ENDED
                                                                FEBRUARY 28, 1998         YEAR ENDED
                                                                   (UNAUDITED)          AUGUST 31, 1
                                                                   ---------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income.....................................      $    788,417           $  2,859,233
  Net realized gain from investments and foreign currency
   transactions.............................................         2,163,176              2,277,880
  Net unrealized appreciation on investments................         9,403,559             25,677,851
                                                                 ------------------------------------
    Net increase in net assets resulting from operations....        12,355,152             30,814,964
 Distributions to shareholders from:
  Net investment income.....................................        (3,043,950)            (2,272,093)
  Net realized gains........................................        (4,703,023)            (1,748,572)
 Capital share transactions (Note 2)........................        27,457,368             37,870,430
                                                                 ------------------------------------
    Net increase in net assets..............................        32,065,547             64,664,729
Net assets:
 Beginning of period........................................       172,683,293            108,018,564
                                                                 ------------------------------------
 End of period..............................................      $204,748,840           $172,683,293
                                                                 ====================================
Undistributed net investment income included in net assets:
 End of period..............................................      $    249,286           $  2,504,819
                                                                 ====================================

                       See Notes to Financial Statements.
                                                                              17

PAGE

TEMPLETON CAPITAL ACCUMULATOR FUND, INC.
Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Capital Accumulator Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 as a diversified, open-end investment company. Shares of the Fund are offered to the general public only through Templeton Capital Accumulation Plans. The Fund seeks long term capital growth by investing in a portfolio primarily composed of common stocks in various nations throughout the world. The following summarizes the Fund's significant accounting policies.

a. SECURITIES VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. INCOME TAXES:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

 18

PAGE


TEMPLETON CAPITAL ACCUMULATOR FUND, INC.
Notes to Financial Statements (unaudited) (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

d. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

e. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. CAPITAL STOCK

At February 28, 1998, there were 100 million shares of capital stock authorized ($0.01 par value). Transactions in the Fund's shares were as follows:

                                                                  SIX MONTHS ENDED                    YEAR ENDED
                                                                 FEBRUARY-28, 1998                 AUGUST 31, 1997
                                                              ---------------------------------------------------------
                                                               SHARES        AMOUNT             SHARES        AMOUNT
                                                              ---------------------------------------------------------
Shares sold.................................................  2,232,158    $24,252,740         4,160,931    $41,490,628
Shares issued on reinvestment of distributions..............    709,161      7,741,115           438,969      4,009,606
Shares redeemed.............................................   (419,021)    (4,536,487)         (751,000)    (7,629,804)
                                                              ---------------------------------------------------------
Net increase................................................  2,522,298    $27,457,368         3,848,900    $37,870,430
                                                              =========================================================

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Fund are also officers or directors of Templeton Investment Counsel, Inc. (TICI) and Franklin Templeton Services, Inc. (FT Services), the Fund's investment manager and administrative manager, respectively.

The Fund pays an investment management fee to TICI of 0.75% per year of the average daily net assets of the Fund. The Fund pays an administrative fee to FT Services based on the Fund's average daily net assets as follows:

ANNUALIZED
 FEE RATE                  AVERAGE DAILY NET ASSETS
-----------------------------------------------------------------
0.15%         First $200 million
0.135%        Over $200 million, up to and including $700 million
0.10%         Over $700 million, up to and including $1.2 billion
0.075%        Over $1.2 billion

                                                                              19

PAGE


TEMPLETON CAPITAL ACCUMULATOR FUND, INC.
Notes to Financial Statements (unaudited) (continued)

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (CONT.)

TICI and FT Services agreed in advance to waive management fees and assume payment of other expenses that exceed a total of 1% of the Fund's average daily net assets, as reported in the Statement of Operations.

Included in professional fees are legal fees of $11,841 that were paid to a law firm in which a partner is an officer of the Fund.

4. INCOME TAXES

The cost of securities for federal income tax purposes is the same as that shown in the statement of investments. At February 28, 1998, the net unrealized appreciation based on the cost of investments for income tax purposes was as follows:

Unrealized appreciation.....................................  $60,696,322
Unrealized depreciation.....................................   (9,139,086)
                                                              -----------
Net unrealized appreciation.................................  $51,557,236
                                                              ===========

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the six months ended February 28, 1998 aggregated $22,555,280 and $5,726,655, respectively.

 20

PAGE


LITERATURE REQUEST

For a free brochure and prospectus, which contain more complete information, including charges and expenses, call Franklin Fund Information, toll free, at 1-800/DIAL BEN (1-800/342-5236). Please read the prospectus carefully before you invest or send money. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

FRANKLIN TEMPLETON GROUP

GLOBAL GROWTH
Franklin Global Health Care Fund
Templeton Developing
 Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller
 Companies Fund
Templeton Global
 Infrastructure Fund
Templeton Global
 Opportunities Trust
Templeton Global
 Real Estate Fund
Templeton Global
 Smaller Companies Fund
Templeton Greater European Fund
Templeton Growth Fund
Templeton Latin America Fund
Templeton Pacific Growth Fund
Templeton World Fund

GLOBAL GROWTH AND INCOME
Franklin Global Utilities Fund
Franklin Templeton German
 Government Bond Fund
Franklin Templeton Global
 Currency Fund
Mutual European Fund
Templeton Global Bond Fund
Templeton Growth and
 Income Fund

GLOBAL INCOME
Franklin Global Government
 Income Fund
Franklin Templeton Hard
 Currency Fund
Franklin Templeton High Income
 Currency Fund
Templeton Americas Government
 Securities Fund

GROWTH
Franklin Biotechnology
 Discovery Fund
Franklin Blue Chip Fund
Franklin California Growth Fund
Franklin DynaTech Fund
Franklin Equity Fund
Franklin Gold Fund
Franklin Growth Fund
Franklin MidCap Growth Fund
Franklin Small Cap
 Growth Fund
Mutual Discovery Fund

GROWTH AND INCOME
Franklin Asset Allocation Fund
Franklin Balance Sheet
 Investment Fund*
Franklin Convertible
 Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Franklin MicroCap Value Fund*
Franklin Natural Resources Fund
Franklin Real Estate
 Securities Fund
Franklin Rising Dividends Fund
Franklin Strategic Income Fund
Franklin Utilities Fund
Franklin Value Fund
Mutual Beacon Fund
Mutual Financial Services Fund
Mutual Qualified Fund
Mutual Shares Fund
Templeton American Trust, Inc.

Fund Allocator Series
Franklin Templeton Conservative
 Target Fund
Franklin Templeton Moderate
 Target Fund
Franklin Templeton Growth
 Target Fund

INCOME
Franklin Adjustable Rate
 Securities Fund
Franklin Adjustable U.S.
 Government Securities Fund
Franklin's AGE High Income Fund
Franklin Investment Grade
 Income Fund
Franklin Short-Intermediate
 U.S. Government Securities Fund
Franklin U.S. Government
 Securities Fund
Franklin Money Fund
Franklin Federal Money Fund

For Corporations
Franklin Corporate Qualified
 Dividend Fund

FRANKLIN FUNDS SEEKING
TAX-FREE INCOME
Federal Intermediate-Term
 Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund
Puerto Rico Tax-Free
 Income Fund
Tax-Exempt Money Fund

FRANKLIN STATE-SPECIFIC
FUNDS SEEKING
TAX-FREE INCOME
Alabama
Arizona**
Arkansas***
California**
Colorado
Connecticut
Florida**
Georgia
Hawaii***
Indiana
Kentucky
Louisiana
Maryland
Massachusetts+
Michigan**
Minnesota+
Missouri
New Jersey
New York**
North Carolina
Ohio+
Oregon
Pennsylvania
Tennessee***
Texas
Virginia
Washington***

VARIABLE ANNUITIES++
Franklin Valuemark(R)
Franklin Templeton
 Valuemark Income Plus
 (an immediate annuity)

* These funds are now closed to new accounts, with the exception of retirement accounts.

** Two or more fund options available: long-term portfolio, intermediate-term portfolio, a portfolio of insured municipal securities, and/or a high yield portfolio (CA) and a money market portfolio (CA and NY).

*** The fund may invest up to 100% of its assets in bonds that pay interest subject to the federal alternative minimum tax.

+ Portfolio of insured municipal securities.

++ Franklin Valuemark and Franklin Templeton Valuemark Income Plus are issued by Allianz Life Insurance Company of North America or by its wholly owned subsidiary, Preferred Life Insurance Company of New York, and distributed by NALAC Financial Plans, LLC.
                                                                         10/97.1


PAGE
PRINCIPAL UNDERWRITER
Franklin/Templeton Distributors, Inc.
777 Mariners Island Blvd.
San Mateo, California 94404-1585

SHAREHOLDER SERVICES
1-800/632-2301

FUND INFORMATION
1-800/342-5236

This report must be preceded or accompanied by the prospectus of Templeton Capital Accumulator Fund, Inc. which contains more complete information including risk factors, charges and expenses. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors, as well as investment decisions by the investment manager which will not always be profitable or wise. The Fund and its investors are not protected from such losses by the investment manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

[RECYCLE LOGO] Printed on recycled paper

TLCAP S98 04/98